                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK

                                 ChipPAC, Inc.

THIS CERTIFICATE IS           INCORPORATED UNDER THE     SEE REVERSE FOR CERTAIN
TRANSFERABLE IN MILWAUKEE,    LAWS OF THE STATE OF       DEFINITIONS
WI OR NEW YORK, NY            DELAWARE

This Certifies that                                      CUSP 169657 10 3
is the record holder of
    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

           --------------------- CHIPPAC, INC.---------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

___________________________   [SEAL APPEARS HERE]     __________________________
SENIOR VICE PRESIDENT,                                PRESIDENT AND CHIEF
CHIEF FINANCIAL OFFICER                               EXECUTIVE OFFICER
AND SECRETARY

COUNTERSIGNED AND REGISTERED:

  FirstarBank, N.A.
    TRANSFER AGENT AND REGISTRAR


BY ________________________
   AUTHORIZED SIGNATURE
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                                 CHIPPAC, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                            UNIF GIFT MIN ACT - _______ Custodian _______
TEN ENT  -  as tenants by the entireties                                        (Cust)            (Minor)
JT TEN   -  as joint tenants with right of survivorship                        Under Uniform Gifts to Minors
            and not as tenants in common                                       Act__________________________
                                                                                           (State)
                                                            UNIF TRF MIN ACT - _______ Custodian (until age ___)
                                                                               _______ under Uniform Transfers
                                                                               (Minor)
                                                                               to Minors Act __________________
                                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________

__________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________

______________________________________________________________ Shares the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                            X ______________________________

                                            X ______________________________
                                   NOTICE:    THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.

Signature(s) Guarantee


By ______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.